Exhibit 32.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of PLATO Learning, Inc. (the “Company”) for the fiscal year ended October 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laurence L. Betterley, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 14, 2005	/s/ Laurence L. Betterley
Senior Vice President and
Chief Financial Officer